UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 26, 2021

CBAK ENERGY TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32898	86-0442833
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

BAK Industrial Park, Meigui Street
Huayuankou Economic Zone
Dalian, China, 116450
(Address, including zip code, of principal executive offices)

(86)(411)-3918-5985
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CBAT	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 30, 2021, CBAK Energy Technology, Inc. (the “Company”) filed with the Securities and Exchange Commission a current report on Form 8-K (the “Initial 8-K”) to disclose that Dalian CBAK Power Battery Co., Ltd. (“CBAK Power”), a wholly-owned PRC subsidiary of the Company, completed the acquisition (the “Acquisition”) of 81.56% of the registered equity interests of Zhejiang Hitrans Lithium Battery Technology Co., Ltd (“Hitrans”).

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends and supplements Item 9.01 of the Initial 8-K to provide the historical financial statements and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were omitted from the Initial 8-K as permitted by Item 9.01(a)(4) of Form 8-K. Any information required to be set forth in the Initial 8-K which is not being amended or supplemented pursuant to this Amendment is hereby incorporated by reference. Except as set forth herein, no modifications have been made to the information contained in the Initial 8-K. This Amendment should be read in connection with the Initial 8-K, which provides a more complete description of the Acquisition.

ITEM 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

The audited consolidated financial statements of Hitrans as of and for the fiscal years ended December 31, 2020 and 2019, and the related notes thereto, are filed as Exhibit 99.1 to this Amendment and are incorporated herein by reference.

The unaudited consolidated financial statements of Hitrans as of and for the nine months ended September 30, 2021, and the related notes thereto, are filed as Exhibit 99.2 to this Amendment and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial statements of the Company as of September 30, 2021 and for the nine months ended September 30, 2021 and the year ended December 31, 2020, giving effect to the Acquisition, are filed as Exhibit 99.3 to this Amendment and are incorporated herein by reference.

The unaudited pro forma financial information is presented for illustrative and informational purposes only and does not reflect the benefits of expected cost savings or opportunities to earn additional revenue and, accordingly, does not attempt to predict or suggest future financial results or operating results of the combined entity. Also, the unaudited pro forma financial information is not necessarily indicative of what the combined entity’s financial position or results of operations would have been had the transactions been completed as of the dates indicated.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Centurion ZD CPA & Co., independent auditors
99.1	Audited consolidated financial statements of Hitrans as of and for the fiscal years ended December 31, 2020 and 2019, and the related notes thereto
99.2	Unaudited condensed consolidated interim financial statements of Hitrans as of and for the period ended September 30, 2021, and the related notes thereto
99.3	Unaudited pro forma condensed combined financial statements, which include the unaudited pro forma condensed combined balance sheet as of September 30, 2021 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2021 and the year ended December 31, 2020, and the related notes thereto
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBAK ENERGY TECHNOLOGY, INC.

Date: March 17, 2022	By:	/s/ Xiangyu Pei
Xiangyu Pei
Interim Chief Financial Officer

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